UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2004

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3150 Sabre Drive, Southlake, Texas	76092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code :  (682) 605-1000

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

Yesterday, August 24, 2004, Sabre Holdings Corporation (the “Company”) issued a news release, attached hereto as Exhibit 99.1, announcing that it had instituted a new policy for any airline participating in the direct-connect availability (DCA) three-year program, a part of the overall Participating Carrier Agreement, which charges a fee on tickets issued through the Sabre GDS that is not also applied to the airline’s own website.  The policy went into effect for Northwest Airlines, Inc. (“Northwest”) in response to its announcement that it was imposing new ticketing fees on all domestic tickets issued through U.S. and Canadian travel agencies using a global distribution system (“GDS”).

Later that day, Sabre Travel Network filed a lawsuit against Northwest in the United States District Court for the Northern District of Texas (Fort Worth Division) for the purpose of bringing Northwest into compliance with its Participating Carrier Distribution and Services Agreement (the “Northwest PCA Agreement”) with the Company.

The following day, Northwest filed a lawsuit against the Company in the United States District Court for the Northern District of Minnesota claiming that the Company had breached the Northwest PCA Agreement.

If Northwest’s breach of contract is not cured, the Company believes that it has numerous remedies up to and including terminating the Northwest PCA Agreement and Northwest’s distribution through the Sabre GDS.

Item 9.01 (c)         Exhibit(s)

Exhibit	Description
99.1	News release announcing a new policy for airlines in DCA-3 Distribution Agreements, issued by Sabre Holdings Corporation on August 24, 2004.

All of the information furnished in Item 7.01 of this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this release which are not purely historical facts or which necessarily depend upon future events, including statements about the expected effects of these actions on Northwest Airlines, Inc. or of this development on Sabre Holdings Corporation, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings Corporation on the date this report was submitted. Sabre Holdings Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: structural changes within the travel industry, such as travel suppliers seeking to decrease their reliance on GDSs by seeking alternative distribution models (including those in which they have an economic stake); and Sabre Holdings Corporation’s revenues being highly dependent on the travel and transportation industries, and particularly on airlines. Sabre Holdings Corporation may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Sabre Holdings Corporation’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

(Registrant)

Date: August 25, 2004
/s/ James F. Brashear
(Signature)
Name: James F. Brashear
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1:	News release announcing a new policy for airlines in DCA-3 Distribution Agreements, issued by Sabre Holdings Corporation on August 24, 2004.